SUMMARY PROSPECTUS	March 29, 2026

Centre American Select Equity Fund

Advisor Class: DHAMX

Institutional Class: —*

Investor Class: DHANX

Before you invest, you may want to review the Prospectus for the Select Equity Fund (as defined below), which contains more information about the Select Equity Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Select Equity Fund’s Prospectus, SAI, and other information about the Select Equity Fund online at https://www.horizonmutualfunds.com/case-fund. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The investment objective of the Centre American Select Equity Fund (the “Select Equity Fund” or the “Fund”) is long-term growth of capital.

Fees and Expenses of the Select Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Select Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees(1)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(2)	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(3)(4)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.13%	0.88%	0.98%

(1)

Under the investment advisory agreement, the Fund pays to the Adviser an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund Fund’s average daily net assets for the first $1 billion and 0.70% of the Fund’s average daily net assets thereafter.

(2)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(3)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(4)

This number represents the combined total fees and operating expenses of the underlying funds owned by the American Select Equity Fund and is not a direct expense incurred by the American Select Equity Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the American Select Equity Fund, the operating expenses set forth in the American Select Equity Fund’s financial highlights do not include this figure.

Example. This Example is intended to help you compare the cost of investing in the Select Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Select Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Select Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$115	$359	$622	$1,375
Institutional Class	$90	$281	$488	$1,084
Investor Class	$100	$312	$542	$1,201

Portfolio Turnover. The Select Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Select Equity Fund’s performance. During the fiscal period of October 1, 2025 to November 30, 2025, the portfolio turnover rate for the Select Equity Fund was 29% of the average value of the portfolio.

Principal Investment Strategies of the Select Equity Fund

The Select Equity Fund seeks to achieve its investment objective by investing primarily in the equity securities of large capitalization U.S. companies. In selecting investments for the Fund, Horizon Investments, LLC (“Horizon” or the “Adviser”) utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, including a company’s operations, risk profile, growth expectations, and valuation of its securities. The Adviser employs a disciplined Economic Value Added framework to select investments. The framework focuses on the fundamentals of shareholder wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, the Adviser considers that markets often undervalue or overvalue a company’s ability to create or destroy shareholder wealth. The framework seeks to identify and exploit these potential investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

Under normal circumstances, the Select Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization American companies. For purposes of this policy: (A) large capitalization companies are companies that are members of the S&P 500 Index or within the market capitalization range of the S&P 500 at the time of purchase; (B) American companies are those that (i) generate at least 50% of their revenues or profits from business activities in the United States, (ii) have at least 50% of their assets situated in the United States, or (iii) have the principal trading market for their securities in the United States; and, (C) equity securities include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities. While the Fund will invest primarily in large-cap companies, the Fund may also invest in small-cap and mid-cap companies.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed.

The Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for capital preservation, enhancement of returns, temporary cash management, or investment transition purposes. For example, the Adviser may utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio against significant equity market declines that may occur over short periods of time. Such capital protection strategies will be used tactically when the Adviser’s current assessment of market valuation indicates forward returns as low relative to downside risk and the cost to upside potential from utilizing portfolio preservation tools reasonable. A protective put option strategy, when tactically employed, is executed using exchange-traded put options on U.S. large capitalization Indices such as the S&P 500 Index to hedge the portfolio and to reduce volatility. Generally, S&P 500 Index put options and others have an inverse relationship to their underlying Index level, meaning that the value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund or on U.S. large capitalization Indices such as the S&P 500 Index at the time of the call sale. As the seller of the call option, the Fund receives cash (the premium) from the purchaser. Furthermore, the Fund may also invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant investor inflows may temporarily increase cash positions. The Fund may also, under unusual circumstances, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

Principal Risks of the Select Equity Fund

Many factors affect the Select Equity Fund’s performance. The Select Equity Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Select Equity Fund invests. The Select Equity Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Select Equity Fund.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. Horizon may allocate the Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

Underlying ETFs Risk. To the extent that the Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Sector and Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Derivative Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin or collateral if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In connection with the Fund’s use of futures contracts, if the value of investments is incorrectly forecasted, the Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by the Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Money Market Fund Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank or any government agency. It is possible for the Fund to lose money by investing in money market funds. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments held by the money market fund.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Frequent Trading and Turnover Risk. The Fund may engage in frequent trading to achieve its investment objectives, As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Fund, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Select Equity Fund by showing the Select Equity Fund’s average returns for the past ten calendar years. The Average Annual Total Returns table shows how the Select Equity Fund’s average annual returns compare with those of a broad measure of market performance. The Select Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Select Equity Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

The Select Equity Fund is the successor to the investment performance of the Predecessor Select Equity Fund as a result of the reorganization of the Predecessor Select Equity Fund into the Select Equity Fund on April 21, 2025. Accordingly, the performance information shown prior to April 21, 2025 is that of the Predecessor Select Equity Fund. The Predecessor Select Equity Fund was advised by the Fund’s existing portfolio managers and had substantially the same investment objective, strategies and policies as the Select Equity Fund.

Calendar Year Total Returns as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 21.86% (for the quarter ended June 30, 2020). The worst performance was -15.96% (for the quarter ended June 30, 2022).

The following performance table compares the Select Equity Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

For the periods ended December 31, 2025	One Year	Five Years	Ten Years	Since Inception of Class*
Investor Class*
Return Before Taxes	19.53%	14.38%	14.22%	12.67%
Return After Taxes on Distributions	12.33%	10.32%	9.94%	8.67%
Return After Taxes on Distributions and Sale of Fund Shares	16.83%	10.12%	9.60%	8.41%
Advisor Class*
Return Before Taxes	19.28%	13.97%	13.81%	13.45%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	13.63%

*

The inception date of the Select Equity Predecessor Fund’s Investor Class shares (the Fund’s Advisor class) is December 21, 2011 and the inception date of the Institutional Class shares (the Fund’s Investor class) is January 21, 2014.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Select Equity Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment.

The S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The “Since Inception” dates for the Index are in alignment with the respective inception dates of the Select Equity Predecessor Fund’s Investor Class shares and Institutional Class shares (the Fund’s Advisor class and Investor class shares, respectively).

The Fund’s Institutional Class shares have not commenced operations as of the date of this Prospectus and therefore do not have past performance data.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon has responsibility for the day-to-day management of the Select Equity Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Select Equity Fund, including while portfolio manager to the Select Equity Predecessor Fund, since December 2011.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Select Equity Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Select Equity Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Select Equity Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Select Equity Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Select Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Select Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Select Equity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Select Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.